                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 5, 2001

                               WEBVAN GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

      000-27541                                    77-0446411
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  (Commission File No.)                  (IRS Employer Identification Number)


                               310 Lakeside Drive
                          Foster City, California 94404
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                    (Address of principal executive offices)

                                 (650) 627-3000
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              (Registrant's telephone number, including area code)

Item 3.  Bankruptcy.
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       On December 5, 2001, Webvan Group, Inc., along with its subsidiaries, Webvan-Bay Area, Inc., Webvan Operations, Inc. and HomeGrocer.com, Inc., filed their October Monthly Operating Reports with the Bankruptcy Court, copies of which are attached hereto as Exhibit 99.1 and incorporated herein in their entirety. Copies of any bank statements and tax returns originally filed with the Bankruptcy Court as part of the October Monthly Operating Reports have been omitted.

       THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

Item 7.  Exhibits.
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       October Monthly Operating Reports of Webvan Group, Inc., Webvan-Bay Area, Inc., Webvan Operations, Inc. and HomeGrocer.com, Inc. filed on December 5, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Webvan Group, Inc.

Dated: December 6, 2001                        By: /s/ Mark Holtzman
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                                                   Mark Holtzman
                                                   Vice President, Controller
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